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                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No 333-46422, 333-60268, 333-75496, 333-82702 and,
333-90770) of Virage Logic Corporation of our report dated October 25, 2002, except for Note 11, which is as of November 26, 2002, relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
December 12, 2002